TIAA-CREF Life Funds	Supplement

TIAA-CREF Life Funds

TIAA-CREF Life Social Choice Equity Fund (the “Fund”)

SUPPLEMENT NO. 1
dated January 22, 2024 to the Summary Prospectus dated May 1, 2023

SUPPLEMENT NO. 2
dated January 22, 2024 to the Statutory Prospectus dated May 1, 2023

Important Notice Regarding Change in Investment Policy

The Board of Trustees (the “Board”) of the TIAA-CREF Funds has approved changes to the Fund’s benchmark and investment objective, effective as of March 1, 2024. Therefore, effective March 1, 2024, all references to the Fund’s benchmark in both the Summary Prospectus and Statutory Prospectus are hereby changed from the Russell 3000® Index to the S&P 500® Index. Additionally, effective March 1, 2024, the following language hereby replaces in its entirety the language in the Fund’s “Investment objective” section in both the Summary Prospectus and Statutory Prospectus:

The Fund seeks a favorable long-term total return that reflects the investment performance of the U.S. equity markets, as represented by the benchmark index, while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Effective as of March 1, 2024, the following language hereby replaces in its entirety the second sentence in the first paragraph of the Fund’s “Principal investment strategies” section in both the Summary Prospectus and Statutory Prospectus:

The Fund attempts to achieve the return of the U.S. stock market as represented by its benchmark, the S&P 500 Index, while taking into consideration certain ESG criteria, which include criteria relating to carbon emissions and fossil fuel reserves.

1

Effective as of March 1, 2024, the following language is hereby inserted after the third paragraph of the Fund’s “Principal investment strategies” section in both the Summary Prospectus and Statutory Prospectus:

In addition to the overall ESG performance evaluation, the Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon emissions and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon emissions both in absolute terms (e.g., tons of carbon emitted directly into the atmosphere) and in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership.

Effective as of March 1, 2024, the following language is hereby inserted after “ESG Risk” in the Fund’s “Principal investment risks” section in both the Summary Prospectus and Statutory Prospectus:

Low-Carbon Risk—The risk that because the Fund’s investment strategy includes a special emphasis on companies with low current carbon emissions and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

Effective as of March 1, 2024, the following hereby replaces in its entirety the Average Annual Total Returns table in the Fund’s “Past performance” section in both the Summary Prospectus and Statutory Prospectus:

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2022

	Inception Date	One Year	Five Years	Ten Years
Social Choice Equity Fund	4/3/2000	–17.83%	9.19%	11.91%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)		–18.11	9.42	12.56
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)		–19.21	8.79	12.13

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

Previously, the Fund compared its performance to the Russell 3000 Index, instead of the S&P 500 Index shown in the chart above. The returns of the S&P 500 Index are more appropriate for comparison purposes due to a change in the Fund’s investment strategies to attempt to achieve the return of the U.S. stock market as represented by the S&P 500 Index, while taking into consideration certain ESG criteria, which include criteria related to carbon emissions and fuel reserves.

2

Effective as of March 1, 2024, the following is hereby inserted as a new last sentence of the third paragraph of the section entitled “Additional information about investment strategies and risks of the Funds–Additional information about the Funds” in the Statutory Prospectus:

While the Social Choice Equity Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon emissions and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry, the Fund may invest in companies that are engaged in the extraction, storage and transportation of fossil fuels as long as they also meet the aforementioned criteria.

The Board has also approved a change in the Fund’s name and non-fundamental policy to invest at least 80% of its assets in particular investments (“80% Policy”), effective May 1, 2024. Therefore, effective as of May 1, 2024, all references to the TIAA-CREF Life Social Choice Equity Fund in both the Summary Prospectus and Statutory Prospectus are hereby changed to the Nuveen Life Large Cap Responsible Equity Fund.

Additionally, effective as of May 1, 2024, the following language hereby replaces the Fund’s 80% policy found in the first sentence in the first paragraph of the Fund’s “Principal investment strategies” section in both the Summary Prospectus and Statutory Prospectus:

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities that meet the Fund’s ESG criteria.

Further, effective as of May 1, 2024, the following language hereby replaces in its entirety the last sentence of the first paragraph of the Fund’s “Principal investment strategies” section in both the Summary Prospectus and Statutory Prospectus:

For purposes of the 80% investment policy, “large-cap” securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index and “assets” means net assets, plus the amount of any borrowings for investment purposes.

Other than with respect to the addition of the carbon emissions and fossil fuel reserves criteria and Low-Carbon Risk, these changes are not expected to materially affect the investment process that Teachers Advisors, LLC, the Fund’s investment adviser, uses to select Fund investments, the Fund’s principal investment risks or the Fund’s portfolio management team.

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